Exhibit 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13  day of February, 2013.

U/s/ P. A. Woertz
P. A. Woertz

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  19  day of February, 2013.

U/s/ A. L. Boeckmann
A. L. Boeckmann

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13  day of February, 2013.

U/s/ G. W. Buckley
G. W. Buckley

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13 day of February, 2013.

U/s/ M. H. Carter
M. H. Carter

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13 day of February, 2013.

U/s/ T. K. Crews
T. K. Crews

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13  day of February, 2013.

U/s/ P. Dufour
P. Dufour

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13  day of February, 2013.

U/s/ D. E. Felsinger
D. E. Felsinger

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  15  day of February, 2013.

U/s/ A. Maciel
A. Maciel

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this   13   day of February, 2013.

U/s/ P. J. Moore
P. J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13   day of February, 2013.

U/s/ T. F. O’Neill
T. F. O’Neill

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13  day of February, 2013.

U/s/ D. Shih
D. Shih

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.G. YOUNG, J. P. STOTT and M. I. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the transition fiscal year ended December 31, 2012, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this  13   day of February, 2013.

U/s/ K. R. Westbrook
K. R. Westbrook